UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 4, 2010 (October 29, 2010)

VANGUARD HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-71934	62-1698183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
20 Burton Hills Boulevard, Suite 100, Nashville, Tennessee		37215
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code        (615) 665-6000

          Not applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On October 29, 2010, Registrant, Vanguard Heath Systems, Inc. (“Vanguard”),  and certain wholly-owned subsidiaries of Vanguard that are identified in the listing of Exhibit 2.1 in the Exhibit Index below (collectively, “Buyer”); and The Detroit Medical Center, a Michigan non-profit corporation, and certain entities affiliated with The Detroit Medical Center that are identified in the listing of Exhibit 2.1 in the Exhibit Index below (collectively, “DMC” or “Seller”), entered into Amendment No. 1 to Purchase and Sale Agreement , dated as of October 29, 2010 (“Amendment No. 1”). Amendment No. 1 is an amendment to that  certain  definitive Purchase and Sale Agreement (the “Purchase Agreement”), dated as of June 10, 2010, pursuant to which Buyer desires to acquire substantially all of the assets of  DMC, consisting primarily of eight acute care and specialty hospitals in the Detroit, Michigan metropolitan area and related healthcare facilities.

Pursuant to Section 8 of Amendment No. 1, Section 10.5(a) of the Purchase Agreement has been amended to change the date therein after which each of Buyer and DMC may terminate the Purchase Agreement from November 1, 2010 to December 31, 2010, if the transactions contemplated by the Purchase Agreement have failed to be consummated on or before December 31, 2010 and such failure to consummate is not caused by a breach of the Purchase Agreement either by Buyer if Buyer is the party terminating the Purchase Agreement or by DMC if DMC is the party terminating the Purchase Agreement.

The foregoing is a summary of the terms of Amendment No. 1 that are material to the Registrant and does not purport to include all of the terms of Amendment No. 1. The above summary of Amendment No. 1 is subject to, and qualified in its entirety by, the full text of Amendment No. 1 attached hereto as Exhibit 2.1 and incorporated herein by reference. Amendment No. 1 has been filed as an exhibit to this Current Report on Form 8-K to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Vanguard or DMC.

Additionally, on October 29, 2010, Vanguard (on behalf of each Buyer and itself) and Detroit Medical Center (on behalf of each Seller and itself) executed a letter agreement, dated as of October 29, 2010 (the “Letter Agreement”), in which Buyerand Seller have agreed to certain amendments to, and interpretations of, the Purchase Agreement if certain events described in the Letter Agreement should occur.A summary of the terms of the Letter Agreement that are material to Registrant follows below.

Section 1 of the Letter Agreement provides that Seller is currently in communication with various Governmental Authorities (as defined in the Purchase Agreement) pertaining to certain health care related issues attendant to the consummation of Buyer’s acquisition (the “Acquisition”) of the health care businesses of DMC pursuant to the Purchase Agreement (the “Governmental Communications”); and that as long as (a) the scope of the Governmental Communications is reasonably acceptable to Buyer acting in good faith, (b) Seller’s resolution of the matters raised in the Governmental Communications (the “Resolution”) results in total cash payments from Seller to applicable Governmental Authorities not in excess of the threshold set forth in Section 16.1(iii) of the Purchase Agreement and (c) the non-cash terms of any Resolution which would be binding upon Buyer’s post-closing operation of the Hospital Businesses (as defined in the Purchase Agreement) are reasonably acceptable to Buyer acting in good faith (collectively, a “Qualifying Resolution”), then  it was agreed between Buyer and Seller that (i) such Qualifying Resolution would not  be taken into consideration in determining whether a Material Adverse Effect (as defined in the Purchase Agreement) on Seller has occurred; (ii) Seller’s Medicare inpatient provider agreements would be among the assets and the assumed liabilities obtained by Buyer in consummation of the Acquisition; and (iii) Seller and Buyer would subsequently amend the Purchase Agreement to reflect the provisions of Section 1 of the Letter Agreement and the other attributes of the Purchase Agreement that are implicated by the  provisions of said Section 1.

In Section 2 of the Letter Agreement, Buyer and Seller agreed that, to the extent the Resolution is a Qualifying Resolution, the definitions of the acronym “EBITDA” and the phrase “Trailing EBITDA”, as they are used in Section 9.5 of the Purchase Agreement, would   be interpreted to exclude any financial impact of the Resolution,   the intent of Buyer and Seller being that the financial impact of a Qualifying Resolution would  not be taken into consideration in determining whether Seller has satisfied the EBITDA and Trailing EBITDA conditions set forth in Section 9.5 of the Purchase Agreement to Buyer’s obligations to consummate the Acquisition.

In Section 3 of the Letter Agreement, Buyer and Seller agreed that if the Resolution is a Qualifying Resolution, the financial impact of the Resolution would  not be taken into consideration in determining whether the thresholds specified in Sections 9.1(a), 10.5(a)(iv), 10.7(b) or 16.1 of the Purchase Agreement had been satisfied, it being the intent of Buyer and Seller to eliminate the financial impact of any Qualifying Resolution from the determination of the amount of any Losses (as defined in the Purchase Agreement) and from the computation of EBITDA provided for in such Sections.

In Section 4 of the Letter Agreement, Buyer and Seller agreed that all matters disclosed in writing to Governmental Authorities and Buyer by Seller in connection with the Governmental Communications would be deemed to be disclosed to Buyer in the Schedules to the Purchase Agreement; however, to the extent there is a Qualifying Resolution, any matters disclosed in the Governmental Communications which are not included within the scope of the Qualifying Resolution would be treated as though such matters had not been disclosed to Buyer in the Schedules.

In Section 5 of the Letter Agreement, Buyer and Seller agreed that the terms of the Letter Agreement would be subject to the review and approval of the Michigan Attorney General, or their receipt of a written determination from the Attorney General not to object to the matters set forth therein.

The foregoing is a summary of the terms of the Letter Agreement that are material to the Registrant and does not purport to include all of the terms of the Letter Agreement. The above summary of the Letter Agreement is subject to, and qualified in its entirety by, the full text of the  Letter Agreement attached hereto as Exhibit 2.2  and incorporated herein by reference. The  Letter Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Vanguard or DMC.

For further information about the Acquisition and the Purchase Agreement, reference is made to (1) Registrant’s Current Report on Form 8-K, dated June 15, 2010, File No. 333-71934, as well as to the copy of the Purchase Agreement filed as Exhibit 2 to such Form 8-K and (2) Registrant’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010, File No. 333-71934.

Any statement by any representative of DMC or Vanguard made prior to the closing of the Acquisition should not be considered to be a prediction of the likelihood of the ultimate closing of the transaction.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.	The exhibits filed as part of this Report are listed in the Exhibit Index which is located at the end of this Report.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:   November 4, 2010                             VANGUARD HEALTH SYSTEMS, INC.
                                                                                                (Registrant)

                                                                        BY: /s/ Ronald P. Soltman
                                                                               Ronald P. Soltman
                                                                               Executive Vice President, General Counsel
                                                                               & Secretary

VANGUARD HEALTH SYSTEMS, INC.
EXHIBIT INDEX

Exhibit No.	Description

2.1

Amendment No. 1 to Purchase and Sale Agreement, dated as of October 29, 2010, by and among The Detroit Medical Center, DMC Primary Care Services II*, Healthsource*, Vanguard Health Systems, Inc., VHS Physicians of Michigan**, CRNAs of Michigan** and VHS University Laboratories, Inc.**

2.2	Letter Agreement, dated as of October 29, 2010, between The Detroit Medical Center (on behalf of each Seller and DMC) and Vanguard Health Systems, Inc. (on behalf of each Buyer and Vanguard)

2.3

Purchase and Sale Agreement dated as of June 10, 2010, by and among The Detroit Medical Center, Harper-Hutzel Hospital*, Detroit Receiving Hospital and University Health Center*, Children’s Hospital of Michigan*, Rehabilitation Institute, Inc.*, Sinai Hospital of Greater Detroit*, Huron Valley Hospital, Inc.*, Detroit Medical Center Cooperative Services*, DMC Orthopedic Billing Associates, LLC*, Metro TPA Services, Inc.* and Michigan Mobile PET CT, LLC *(collectively, as Seller) and VHS of Michigan, Inc.**, VHS Harper-Hutzel Hospital, Inc.**, VHS Detroit Receiving Hospital, Inc.**, VHS Children’s Hospital of Michigan, Inc.**, VHS Rehabilitation Institute of Michigan, Inc.**, VHS Sinai-Grace Hospital, Inc.**, VHS Huron Valley-Sinai Hospital, Inc.**, VHS Detroit Businesses, Inc.** and VHS Detroit Ventures, Inc.** (collectively, as Buyer) and Vanguard Health Systems, Inc. ( Incorporated by reference from Exhibit 2 to the Registrant’s Current Report on Form 8-K, dated June 15, 2010, File No. 333-71934)

*	Affiliate of The Detroit Medical Center
**	Wholly-owned subsidiary of Vanguard Health Systems, Inc.